                                                                   EXHIBIT 10.27

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE WARRANT UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO GENAERA CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                              GENAERA CORPORATION
              WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

No. W-22    50,000 Shares

THIS CERTIFIES that, for value received, Genaera Corporation, a Delaware corporation (the "Company"), upon the surrender of this Warrant to the Company at the address specified herein, at any time during the Exercise Period (as defined below) will upon receipt of the Exercise Price (as defined below), sell and deliver to Ladenburg Thalmann & Co. Inc. (the "Holder") up to the number of duly authorized, validly issued and fully paid and nonassessable shares of common stock of the Company, par value $0.002 per share, set forth above. The term "Common Stock" shall mean the aforementioned common stock of the Company together with any other equity securities that may be issued by the Company in connection therewith or in substitution therefor, as provided herein, that is not limited as to final sum or percentage in respect of the rights of the holders thereof to participate in dividends or in distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. The "Exercise Period" shall begin on December 12, 2001 and shall end on December 12, 2006. During the Exercise Period, the Holder may purchase such number of shares of Common Stock at a purchase price per share equal to three dollars and seventy nine cents ($3.79) as appropriately adjusted pursuant to Section H hereof (the "Exercise Price") such that the Holder may purchase (1) up to twenty-five percent of the Warrant Shares (as defined) on or after March 12, 2002 and an additional twenty-five percent of the Warrant Shares on or after each of June 12, 2002, September 12, 2002 and December 12, 2002, or, (2) up to one hundred percent of the Warrant Shares upon a closing of a Financing with aggregate gross proceeds of not less than $15,000,000. "Financing" shall be given the meaning as is set forth in the letter agreement between the Company and the Holder dated December 12, 2001 (the "Letter Agreement"). The Letter Agreement provides for the issuance of warrants to purchase up to 250,000 shares of Common Stock to the Holder upon the terms and conditions set forth therein of which this certificate represents 50,000 shares.

The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares."

         Section A. Exercise of Warrant. This Warrant may be exercised in whole
         ---------  -------------------
or in part, at any time or from time to time, during the Exercise Period by presentation and surrender hereof to the Company at its principal office at 5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462 (or at such other address as the Company or its agent may hereafter designate in writing to the Holder), or at the office of its warrant agent, with the Notice of Exercise Form contained herein duly executed and accompanied by wire transfer of immediately available funds, cash or a certified or official bank check drawn to the order of "Genaera Corporation" in the amount of the Exercise Price multiplied by the number of Warrant Shares specified in such form. In the alternative the Holder may, at its option, elect to pay some or all of the Exercise Price payable upon an exercise of this Warrant by canceling all or a portion of this Warrant. If the Registered Holder wishes to exercise this Warrant by this method, the number of Warrant Shares purchasable (which shall in no event exceed the total number of Warrant Shares purchasable under this Warrant as set forth above), subject to adjustment under Section H of this Warrant) shall be determined as follows:

X= Y[(A-B)/A]; where
-------------------
X= the number of Warrant Shares to be issued to the Holder.

Y= the number of Warrant Shares with respect to which this Warrant is being exercised.

A= the Fair Market Value of one share of Common Stock.

B= the Exercise Price of one share of Common Stock.

The Fair Market Value per share of Common Stock shall be determined as follows:

             (a) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system (including, without limitation, the OTC Bulletin Board and, if the average daily trading volume for the preceding 10 days has been at least 100,000 shares, the Pink Sheets) as of the date of exercise, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the date of exercise (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (b)).

             (b) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the date of exercise, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and, upon request of the Holder, the Board of Directors (or a representative thereof) shall promptly notify the Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of

         Directors has not made such a determination within the three-month period prior to the date of exercise, then (A) the Board of Directors shall make a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection (b) shall be delayed until such determination is made.

If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, promptly execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company during the Exercise Period of this Warrant and such Notice of Exercise Form, in proper form for exercise, together with proper payment of the Exercise Price, at such office, or by the warrant agent of the Company at its office, the Holder shall be deemed to be the holder of record of the number of Warrant Shares specified in such form; provided, however, that if the date of such receipt by the Company or its agent is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding business day on which the stock transfer books of the Company are open. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of such Warrant Shares. Any new or substitute Warrant issued under this Section A or any other provision of this Warrant shall be dated the date of this Warrant. Upon exercise of this Warrant, the Company or its warrant agent shall promptly cause to be issued and shall promptly deliver upon written order of the Holder of this Warrant, and in such name or names as such Holder may designate, a certificate or certificates for the Warrant Shares.


Section B. Warrant Register. This Warrant will be registered in a register (the
---------  ----------------
"Warrant Register") to be maintained by the Company or its agent at its principal office in the name of the recordholder to whom it has been distributed. The Company may deem and treat the registered holder of this Warrant as the absolute owner thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise thereof or any distribution to the holder thereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

Section C. Reservation of Shares. The Company hereby agrees that at all times
---------  ---------------------
there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

Section D. Transfer of Warrant. This Warrant may not be transferred by the
---------  -------------------
Holder, except in its entirety to a wholly-owned subsidiary of the Holder, to a party that acquires all or substantially all of the assets of the Holder or to an Affiliate (as defined). Subject to the foregoing, this Warrant shall inure to the benefit of the successors to the Holder (the "Transferees"). This
Warrant and all rights hereunder, in whole or in part, is registrable at the office or agency of the Company referred to above by the Holder hereof in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed. "Affiliate" shall mean, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition "control," when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing). "Person" shall mean any person, individual, corporation, limited liability company, partnership, trust or other non-governmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

Section E. Registration of Warrant Shares. If at any time or from time to time
---------  ------------------------------
the Company shall determine to register its Common Stock, either for its own account or for the account of any holder of the Company's Common Stock, the Company will promptly give written notice thereof to the Holder, and include in such registration and in any underwriting involved therein, all the Warrant Shares specified in a written request made within 20 days after the date of such written notice from the Company, by the Holder. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice set forth above. In the event that the Holder elects to participate in any such registration, the right of the Holder to registration shall be conditioned as follows:

         1. If the registration gives notice of an underwriting and the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Warrant Shares to be included in such registration.

         2. The Holder shall furnish to the Company such information regarding the Holder, the Warrant Shares and the distribution proposed by the Holder as the Company may request in writing and shall be required in connection with any registration pursuant to this Warrant. The Holder further agrees to notify the Company promptly (i) of the sale of any Warrant Shares and (ii) in writing of any material changes in the information set forth in the registration statement relating to the Holder or its proposed distribution, or of any supplemental information required to be included in the registration statement relating to the Holder or its proposed distribution.

         3. All selling expenses relating to Warrant Shares registered on behalf of the Holder shall be borne by the Holder. Selling expenses shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the Warrant Shares registered by the Holder and all fees and disbursements of counsel for the Holder other than the fees and disbursements for one special counsel to the Holder or Holders.

         4. The rights of the Holder granted pursuant to this Section E shall terminate, with respect to each Warrant Share, on the date that such Warrant Share may immediately be sold under Rule 144 of the Securities Act of 1933, as amended.

         5. The rights granted to the Holder under this Section E may be assigned to a Transferee by the Holder provided that (i) such transfer is accorded in accordance with applicable securities laws and the terms of this Warrant, (ii) such Transferee acquires all 50,000 Warrant Shares from the Holder, (iii) written notice is promptly given to the Company stating the name and address of the Transferee and identifying the securities with respect to which the rights are being transferred, and (iv) such Transferee agrees to be bound by the provisions of this Section E.

         6. (i) With respect to a registration pursuant to this Section E, the Company will indemnify the Holder, each of its officers, directors, partners and each person controlling such Holder (each, a "Holder Indemnitee") against all expenses, claims, losses, damages or liabilities arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any securities law applicable to any such registration, and the Company will reimburse the Holder, each of its directors, officers, partners and each person controlling such Holder for any legal and other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the Company shall not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in such registration statement, prospectus, circular or other document, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished by any Holder Indemnitee to the Company for use in the preparation thereof. (ii) With respect to a registration pursuant to this Section E, the Holder will indemnify the Company, each of its officers, directors, each person controlling the Company and each other holder of the Company's securities covered by such registration statement, each of such other holder's officers, directors, partners and each person controlling such other holder against all expenses, claims, losses, damages or liabilities arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Holder of any securities law applicable to any such registration, and the Holder will reimburse the Company, such other holders, such directors, officers, partners or control persons for any legal and other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, circular or document in reliance upon and in conformity with information furnished to the Company by a written instrument duly executed by the Holder and stated to be specifically for use therein.

Section F. Lost, Mutilated or Missing Warrant. Upon receipt by the Company of
---------  ----------------------------------
evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company, at its expense, shall execute and deliver a new Warrant of like tenor and date.

Section G. Rights of the Holder. Subject to applicable law, the Holder shall
---------  --------------------
not, by virtue hereof, be entitled to any rights or subject to any obligation or liability of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant.

Section H. Adjustments. The Exercise Price and the number of shares purchasable
---------  -----------
hereunder are subject to adjustment from time to time as follows:

     1. Stock Dividend, Split or Subdivision of Shares. If the number of shares
        ----------------------------------------------
     of Common Stock outstanding at any time after the date hereof is increased by a stock dividend payable to all holders of Common Stock in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Common Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares.

     2. Combination of Shares. If, at any time after the date hereof, the number
        ---------------------
     of shares of Common Stock outstanding is decreased by a combination or consolidation of the outstanding shares of Common Stock, by reclassification, reverse stock split or otherwise, then, following the record date for such combination, the Exercise Price shall be appropriately increased and the number of shares of Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares.

     3. Calculations. All calculations under this Section shall be made to the
        ------------
     nearest one-tenth of a cent ($.001), or to the nearest one-tenth of a share, as the case may be.

     4. Merger and Consolidation. If at any time there is a capital
        ------------------------
     reorganization or reclassification of shares of Common Stock, or a merger or consolidation of the Company with or into another corporation where the Company is not the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to anyother person, then as part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of its rights to purchase Common Stock, the number of shares of Common Stock, cash, property or shares of the successor corporation resulting from such merger or consolidation, to which a holder of Common Stock, deliverable upon exercise of the rights to purchase Common Stock hereunder, would have been entitled in such capital reorganization, merger or consolidation or sale if the right to purchase such Common Stock hereunder had been exercised immediately prior to such capital reorganization, merger, consolidation or sale. In any such event, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such capital reorganization, merger, consolidation or sale so that the provisions of this Warrant (including Exercise Price and the number of shares of Common Stock purchasable pursuant to the terms and conditions of this Warrant) shall be applicable after that event as near as reasonably may be, in relation to any shares deliverable upon the exercise of the Holder's rights to purchase Common Stock pursuant to this Warrant.

     5. Certificate as to Adjustments. Upon the occurrence of each adjustment or
        -----------------------------
     readjustment pursuant to this Section H, the Company, at its own expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (a) such adjustments and readjustments; (b) the Exercise Price at the time in effect; and (c) the number of shares and the amount, if any of other property that at the time would be received upon the exercise of the Warrant.

Section I.  Fractional Shares. No fractional shares of the Company's Common
---------   -----------------
Stock will be issued in connection with any purchase hereunder but in lieu of such fractional shares the Company shall make a cash refund therefor equal in amount to the product of the applicable fraction multiplied by the Exercise Price paidby the Holder for one Warrant Share upon such exercise.

Section J.  Notices of Certain Events. In the event:
---------   -------------------------

     1. the Company authorizes the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase shares of its Common Stock or of any other subscription rights or warrants; or

     2. the Company authorizes the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than cash dividends or distributions except extraordinary cash dividends or distributions); or

     3. of any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock) or of any consolidation or merger to which the Company is a party or of the conveyance or transfer of all or substantially all of the properties and assets of the Company; or

     4. of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

     5. any other actions would require an adjustment under Section G hereof;

then the Company will cause to be mailed to the Holder, at least 5 days before the applicable record or effective date hereinafter specified, a notice stating
(A) the date as of which the holders of Common Stock of record entitled to receive any such rights, warrants or distributions are to be determined, or (B) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

Section K. Listing on Securities Exchanges. The Company will list on
---------  -------------------------------
the Nasdaq National Market System and each national securities exchange on which any Common Stock may at any time be listed all shares of Common Stock from time to time issuable upon the exercise of this

Warrant, subject to official notice of issuance upon the exercise of this Warrant, and will maintain such listing so long as any other shares of its Common Stock are so listed; and the Company shall so list on the Nasdaq National Market System and each national securities exchange, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of capital stock of the same class are listed on the Nasdaq National Market System and such national securities exchange by the Company. Any such listing will be at the Company's expense.

Section L. Successors. All the provisions of this Warrant by or for the benefit
---------  ----------
of the Company shall bind and inure to the benefit of its respective successors and assigns.

Section M. Headings. The headings of sections of this Warrant have been inserted
---------  --------
for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section N. Amendments. The terms and provisions of this Warrant may not be
---------  ----------
modified or amended, or any provisions hereof waived, temporarily or permanently, except by written consent of the Company and the Holder hereof.

Section O. Notices. Unless otherwise provided in this Warrant, all notices,
---------  -------
requests, consents and other communications hereunder shall be in writing, shall be sent by U.S. Mail or a nationally recognized overnight express courier postage prepaid, and shall be deemed given one day after being so sent, or if delivered by hand shall be deemed given on the date of such delivery to such party, or if sent to such party (in the case of a Holder) at its address in the Warrant Register that will be maintained by the Company or its agent in accordance with Section B hereof or (in the case of the Company) at its address set forth above, Attention: Chief Financial Officer, or to such other address as is designated by written notice, similarly given to each other party hereto.

Section P. Governing Law. This Warrant shall be deemed to be a contract made
---------  -------------
under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with the laws of said Commonwealth as applied to contracts made and to be performed in Pennsylvania between Pennsylvania residents.

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed and attested by its duly authorized officer and to be dated as of December 12, 2001.

                               GENAERA CORPORATION

                               By: /s/ Roy Clifford Levitt, M.D.
                                   -----------------------------
                               Name:  Roy Clifford Levitt, M.D.
                               Title: President and Chief Executive Officer

                              NOTICE OF EXERCISE

                                                          Date: _________, 20__

The undersigned hereby elects to exercise this Warrant to purchase ____ shares of Common Stock and hereby makes payment of $____________ in payment of the exercise price thereof.

                                LADENBURG THALMANN & CO. INC.

                                By: ________________________________
                                Name:
                                Title:

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE WARRANT UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO GENAERA CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                              GENAERA CORPORATION

              WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

No. W-23    200,000 Shares

THIS CERTIFIES that, for value received, Genaera Corporation, a Delaware corporation (the "Company"), upon the surrender of this Warrant to the Company at the address specified herein, at any time during the Exercise Period (as defined below) will upon receipt of the Exercise Price (as defined below), sell and deliver to Ladenburg Thalmann & Co. Inc. (the "Holder") up to the number of duly authorized, validly issued and fully paid and nonassessable shares of common stock of the Company, par value $0.002 per share, set forth above. The term "Common Stock" shall mean the aforementioned common stock of the Company together with any other equity securities that may be issued by the Company in connection therewith or in substitution therefor, as provided herein, that is not limited as to final sum or percentage in respect of the rights of the holders thereof to participate in dividends or in distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. The "Exercise Period" shall begin on December 12, 2001 and shall end on the December 12, 2006. During the Exercise Period, the Holder may purchase such number of shares of Common Stock at a purchase price per share equal to three dollars and seventy nine cents ($3.79) as appropriately adjusted pursuant to Section H hereof (the "Exercise Price") such that the Holder may purchase (1) up to 50,000 shares of Common Stock on or after the closing of a Financing (as defined in the letter agreement between the Company and the Holder dated December 12, 2001 (the "Letter Agreement") with aggregate gross proceeds to the Company of at least $28,000,000 and for which the Holder is compensated in accordance with Section (a) of the Letter Agreement, or (2) up to 100,000 shares of Common Stock on or after the closing of a Financing with gross proceeds to the Company of at least $36,000,000 and for which the Holder is compensated in accordance with Section (a) of the Letter Agreement, or (3) up to 150,000 shares of Common Stock on or after the closing of a Financing with aggregate gross proceeds to the Company of at least $45,000,000 and for which the Holder is compensated in accordance with Section (a) of the Letter Agreement, or (4) up to 200,000 shares of Common Stock on or after the closing of a Financing with aggregate gross proceeds to the Company of at least $50,000,000 and for which the Holder is compensated in accordance with Section (a) of the Letter Agreement. In the event that more than one Financing is consummated prior to the termination of the Letter Agreement, upon the closing of any subsequent Financing the Holder may exercise this Warrant for such additional number of shares of Common Stock as is equal to the difference between the number of shares for which this Warrant would have been exercisable based on a Financing with gross proceeds to the Company equal to the aggregate gross proceeds of all prior and the subsequent Financing and the number of shares for which this Warrant was exercisable based on the gross proceeds to the Company based on all prior Financings. The Letter Agreement provides for the issuance of warrants to purchase up to 250,000 shares of Common Stock to the Holder upon the terms and conditions set forth therein of which this certificate represents up to 200,000 shares.

The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares."

         Section A. Exercise of Warrant. This Warrant may be exercised in whole
         ---------  -------------------
or in part, at any time or from time to time, during the Exercise Period by presentation and surrender hereof to the Company at its principal office at 5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462 (or at such other address as the Company or its agent may hereafter designate in writing to the Holder), or at the office of its warrant agent, with the Notice of Exercise Form contained herein duly executed and accompanied by wire transfer of immediately available funds, cash or a certified or official bank check drawn to the order of "Genaera Corporation" in the amount of the Exercise Price multiplied by the number of Warrant Shares specified in such form. In the alternative, the Holder may, at its option, elect to pay some or all of the Exercise Price payable upon an exercise of this Warrant by canceling all or a portion of this Warrant. If the Registered Holder wishes to exercise this Warrant by this method, the number of Warrant Shares purchasable (which shall in no event exceed the total number of Warrant Shares purchasable under this Warrant as set forth above), subject to adjustment under Section H of this Warrant) shall be determined as follows:

X= Y[(A-B)/A]; where
X= the number of Warrant Shares to be issued to the Holder.
Y= the number of Warrant Shares with respect to which this Warrant is being exercised.
A= the Fair Market Value of one share of Common Stock.
B= the Exercise Price of one share of Common Stock.

The Fair Market Value per share of Common Stock shall be determined as follows:

                  (a) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system (including, without limitation, the OTC Bulletin Board and, if the average daily trading volume for the preceding 10 days has been at least 100,000 shares, the Pink Sheets) as of the date of exercise, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the date of exercise (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (b)).

                   (b) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the date of exercise, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and, upon request of the Holder, the Board of Directors (or a representative thereof) shall promptly notify the Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the date of exercise, then (A) the Board of Directors shall make a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection
         (b) shall be delayed until such determination is made.

If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, promptly execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company during the Exercise Period of this Warrant and such Notice of Exercise Form, in proper form for exercise, together with proper payment of the Exercise Price, at such office, or by the warrant agent of the Company at its office, the Holder shall be deemed to be the holder of record of the number of Warrant Shares specified in such form; provided, however, that if the date of such receipt by the Company or its agent is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding business day on which the stock transfer books of the Company are open. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of such Warrant Shares. Any new or substitute Warrant issued under this Section A or any other provision of this Warrant shall be dated the date of this Warrant. Upon exercise of this Warrant, the Company or its warrant agent shall promptly cause to be issued and shall promptly deliver upon written order of the Holder of this Warrant, and in such name or names as such Holder may designate, a certificate or certificates for the Warrant Shares.

Section B. Warrant Register. This Warrant will be registered in a register (the
---------  ----------------
"Warrant Register") to be maintained by the Company or its agent at its principal office in the name of the recordholder to whom it has been distributed. The Company may deem and treat the registered holder of this Warrant as the absolute owner thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise thereof or any distribution to the holder thereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

Section C. Reservation of Shares. The Company hereby agrees that at all times
---------  ---------------------
there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

Section D. Transfer of Warrant. This Warrant may not be transferred by the
---------  -------------------
Holder, except in its entirety to a wholly-owned subsidiary of the Holder, to a party that acquires all or substantially all of the assets of the Holder or to an Affiliate (as defined). Subject to the foregoing, this Warrant shall inure to the benefit of the successors to the Holder (the "Transferees"). This Warrant and all rights hereunder, in whole or in part, is registrable at the office or agency of the Company referred to above by the Holder hereof in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed. "Affiliate" shall mean, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition "control," when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing). "Person" shall mean any person, individual, corporation, limited liability company, partnership, trust or other non-governmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

Section E. Registration of Warrant Shares. If at any time or from time to time
---------  ------------------------------
the Company shall determine to register its Common Stock, either for its own account or for the account of any holder of the Company's Common Stock, the Company will promptly give written notice thereof to the Holder, and include in such registration and in any underwriting involved therein, all the Warrant Shares specified in a written request made within 20 days after the date of such written notice from the Company, by the Holder. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice set forth above. In the event that the Holder elects to participate in any such registration, the right of the Holder to registration shall be conditioned as follows:

         1. If the registration gives notice of an underwriting and the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Warrant Shares to be included in such registration.

         2. The Holder shall furnish to the Company such information regarding the Holder, the Warrant Shares and the distribution proposed by the Holder as the Company may request in writing and shall be required in connection with any registration pursuant to this Warrant. The Holder further agrees to notify the Company promptly (i) of the sale of any Warrant Shares and (ii) in writing of any material changes in the information set forth in the registration statement relating to the Holder or its proposed distribution, or of any supplemental information required to be included in the registration statement relating to the Holder or its proposed distribution.

         3. All selling expenses relating to Warrant Shares registered on behalf of the Holder shall be borne by the Holder. Selling expenses shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the Warrant Shares registered by the Holder and all fees and disbursements of counsel for the Holder other than the fees and disbursements for one special counsel to the Holder or Holders.

         4. The rights of the Holder granted pursuant to this Section E shall terminate, with respect to each Warrant Share, on the date that such Warrant Share may immediately be sold under Rule 144 of the Securities Act of 1933, as amended.

         5. The rights granted to the Holder under this Section E may be assigned to a Transferee by the Holder provided that (i) such transfer is accorded in accordance with applicable securities laws and the terms of this Warrant, (ii) such Transferee acquires at least 50,000 Warrant Shares from the Holder, (iii) written notice is promptly given to the Company stating the name and address of the Transferee and identifying the securities with respect to which the rights are being transferred, and (iv) such Transferee agrees to be bound by the provisions of this Section E.

         6. (i) With respect to a registration pursuant to this Section E, the Company will indemnify the Holder, each of its officers, directors, partners and each person controlling such Holder (each, a "Holder Indemnitee") against all expenses, claims, losses, damages or liabilities arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any securities law applicable to any such registration, and the Company will reimburse the Holder, each of its directors, officers, partners and each person controlling such Holder for any legal and other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the Company shall not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in such registration statement, prospectus, circular or other document, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished by any Holder Indemnitee to the Company for use in the preparation thereof. (ii) With respect to a registration pursuant to this Section E, the Holder will indemnify the Company, each of its officers, directors, each person controlling the Company and each other holder of the Company's securities covered by such registration statement, each of such other holder's officers, directors, partners and each person controlling such other holder against all expenses, claims, losses, damages or liabilities arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Holder of any securities law applicable to any such registration, and the Holder will reimburse the Company, such other holders, such directors, officers, partners or control persons for any legal and other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, circular or document in reliance upon and in conformity with information furnished to the Company by a written instrument duly executed by the Holder and stated to be specifically for use therein.

Section F. Lost, Mutilated or Missing Warrant. Upon receipt by the Company
---------  ----------------------------------
of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company, at its expense, shall execute and deliver a new Warrant of like tenor and date.

Section G. Rights of the Holder. Subject to applicable law, the Holder shall
---------  --------------------
not, by virtue hereof, be entitled to any rights or subject to any obligation or liability of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant.

Section H. Adjustments. The Exercise Price and the number of shares purchasable
---------  -----------
hereunder are subject to adjustment from time to time as follows:

     1. Stock Dividend, Split or Subdivision of Shares. If the number of shares
        ----------------------------------------------
     of Common Stock outstanding at any time after the date hereof is increased by a stock dividend payable to all holders of Common Stock in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Common Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares.

     2. Combination of Shares. If, at any time after the date hereof, the number
        ---------------------
     of shares of Common Stock outstanding is decreased by a combination or consolidation of the outstanding shares of Common Stock, by reclassification, reverse stock split or otherwise, then, following the record date for such combination, the Exercise Price shall be appropriately increased and the number of shares of Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares.

     3. Calculations. All calculations under this Section shall be made to the
        ------------
     nearest one-tenth of a cent ($.001), or to the nearest one-tenth of a share, as the case may be.

     4. Merger and Consolidation. If at any time there is a capital
        ------------------------
     reorganization or reclassification of shares of Common Stock, or a merger or consolidation of the Company with or into another corporation where the Company is not the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then as part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of its rights to purchase Common Stock, the number of shares of Common Stock, cash, property or shares of the successor corporation resulting from such merger or consolidation, to which a holder of Common Stock, deliverable upon exercise of the rights to purchase Common Stock hereunder, would have been entitled in such capital reorganization, merger or consolidation or sale if the right to purchase such Common Stock hereunder had been exercised immediately prior to such capital reorganization, merger, consolidation or sale. In any such event, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such capital reorganization, merger, consolidation or sale so that the provisions of this Warrant (including Exercise Price and the number of shares of Common Stock purchasable pursuant to the terms and conditions of this Warrant) shall be applicable after that event as near as reasonably may be, in relation to any shares deliverable upon the exercise of the Holder's rights to purchase Common Stock pursuant to this Warrant.

     5. Certificate as to Adjustments. Upon the occurrence of each adjustment or
        -----------------------------
     readjustment pursuant to this Section G, the Company, at its own expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (a) such adjustments and readjustments; (b) the Exercise Price at the time in effect; and (c) the number of shares and the amount, if any of other property that at the time would be received upon the exercise of the Warrant.

Section I.  Fractional Shares. No fractional shares of the Company's Common
---------   -----------------
Stock will be issued in connection with any purchase hereunder but in lieu of such fractional shares the Company shall make a cash refund therefor equal in amount to the product of the applicable fraction multiplied by the Exercise Price paid by the Holder for one Warrant Share upon such exercise.

Section J. Notices of Certain Events. In the event:
---------  -------------------------
     1. the Company authorizes the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase shares of its Common Stock or of any other subscription rights or warrants; or

     2. the Company authorizes the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than cash dividends or distributions except extraordinary cash dividends or distributions); or

     3. of any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock) or of any consolidation or merger to which the Company is a party or of the conveyance or transfer of all or substantially all of the properties and assets of the Company; or

    4. of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

    5. any other actions would require an adjustment under Section G hereof;

then the Company will cause to be mailed to the Holder, at least 5 days before the applicable record or effective date hereinafter specified, a notice stating
(A) the date as of which the holders of Common Stock of record entitled to receive any such rights, warrants or distributions are to be determined, or (B) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

Section K. Listing on Securities Exchanges. The Company will list on
---------  -------------------------------
the Nasdaq National Market System and each national securities exchange on which any Common Stock may at any time be listed all shares of Common Stock from time to time issuable upon the exercise of this Warrant, subject to official notice of issuance upon the exercise of this Warrant, and will maintain such listing so long as any other shares of its Common Stock are so listed; and the Company shall so list on the Nasdaq National Market System and each national securities exchange, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of capital stock of the same class are listed on the Nasdaq National Market System and such national securities exchange by the Company. Any such listing will be at the Company's expense.

Section L. Successors. All the provisions of this Warrant by or for the benefit
---------  ----------
of the Company shall bind and inure to the benefit of its respective successors and assigns.

Section M. Headings. The headings of sections of this Warrant have been inserted
---------  --------
for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section N. Amendments. The terms and provisions of this Warrant may not be
---------  ----------
modified or amended, or any provisions hereof waived, temporarily or permanently, except by written consent of the Company and the Holder hereof.

Section O. Notices. Unless otherwise provided in this Warrant, all notices,
---------  -------
requests, consents and other communications hereunder shall be in writing, shall be sent by U.S. Mail or a nationally recognized overnight express courier postage prepaid, and shall be deemed given one day after being so sent, or if delivered by hand shall be deemed given on the date of such delivery to such party, or if sent to such party (in the case of a Holder) at its address in the Warrant Register that will be maintained by the Company or its agent in accordance with Section B hereof or (in the case of the Company) at its address set forth above, Attention: Chief Financial Officer, or to such other address as is designated by written notice, similarly given to each other party hereto.

Section P. Governing Law. This Warrant shall be deemed to be a contract made
---------  -------------
under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with the laws of said Commonwealth as applied to contracts made and to be performed in Pennsylvania between Pennsylvania residents.

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed and attested by its duly authorized officer and to be dated as of December 12, 2001.

                               GENAERA CORPORATION

                               By: /s/ Roy Clifford Levitt, M.D.
                                   -----------------------------
                               Name:  Roy Clifford Levitt, M.D.
                               Title: President and Chief Executive Officer

                               NOTICE OF EXERCISE

                                                             Date: ______, 20__

The undersigned hereby elects to exercise this Warrant to purchase ____ shares of Common Stock and hereby makes payment of $____________ in payment of the exercise price thereof.

                                                 LADENBURG THALMANN & CO. INC.

                                                 By:__________________________
                                                 Name:
                                                 Title: